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                                                                  Exhibit 10.1

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                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 28, 1998 (this "Agreement"), is by and between Integra LifeSciences Corporation, a Delaware corporation (the "Company"), and GWC Health, Inc., a New Jersey corporation ("Holder").

                                  BACKGROUND

         The parties hereto are parties to an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which the Company has agreed to issue to Holder 800,000 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), and two warrants, each to purchase 150,000 shares of Common Stock (the "Warrants"). In order to induce Holder to enter into the Merger Agreement, the Company has agreed to provide certain registration rights with respect to the Shares and the shares of Common Stock issued upon exercise of the Warrants (the "Warrant Shares" and, together with the Shares, the "Eligible Securities") on the terms and conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. ACKNOWLEDGEMENTS OF HOLDER

         1.1 Holder acknowledges and understands that, except as set forth in Sections 2 and 3 hereof, the Company has no obligation or intention to (i) register the sale of the Warrants or any Eligible Securities under the Securities Act of 1933, as amended (the "Securities Act," and all regulations promulgated thereunder are herein collectively referred to as the "Act"), or applicable state securities or blue sky laws (collectively, "State Securities Laws"), or (ii) otherwise comply with any requirements necessary for transfer or assignment of the Warrants or any Eligible Securities to be exempt from such registration. The Act and State Securities Laws are hereinafter sometimes collectively referred to as the "Securities Laws."

         1.2 The Eligible Securities and the Warrants are subject to limitations on transferability under the Securities Laws.

         1.3 Except as set forth in Sections 2 and 3 hereof, no transfer (other than to an affiliate of Holder) of the Warrants or any Eligible Securities shall be effected unless a written opinion of legal counsel that is acceptable to counsel for the Company shall be delivered to the Company to the effect that a contemplated transfer may be effected without registration under the Securities Laws.

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         2. DEMAND REGISTRATION

         2.1 Following the exercise in full of either or both of the Warrants, Holder may make a written request for registration under the Act of all or part of the Warrant Shares (a "Demand Registration"), which request shall state the intended method of disposition thereof, and the Company will use commercially reasonable efforts to cause the Warrant Shares as to which registration shall have been so requested to be covered by a registration statement. Holder shall be entitled to request two Demand Registrations. Each Demand Registration shall be on Form S-3 if such Form is then available for use by the Company. The Company may exclude the Warrant Shares from registration pursuant to this Section 2 if the Holder fails to provide information reasonably requested by the Company with respect to the intended method of distribution of the Warrant Shares to the public.

         2.2 If the Demand Registration is in the form of an underwritten offering, the Company shall select the investment banker or investment bankers and manager or managers that will administer the offering, which investment bankers or managers shall be reasonably acceptable to Holder. If any of the Warrant Shares to be registered pursuant to a registration statement filed pursuant to this Section 2 are to be sold in a firm commitment underwritten offering, and if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the aggregate amount of securities proposed to be sold in such firm commitment underwritten offering by (i) the Company for its own account, (ii) Holder and (iii) the stockholders of the Company with respect to securities of the Company other than the Warrant Shares, would adversely affect the success of such offering, there shall be included in such firm commitment underwritten offering only the amount of such securities which in the opinion of such underwriters can be sold in the proposed underwritten offering, and the amount of such securities shall be allocated first, to Holder based on the number of Warrant Shares it desires to sell in the underwritten offering; second, to the Company; and thereafter pro rata among all selling stockholders, if any (which may include Holder with respect to the Shares), based on the number of shares (including any of the Shares) otherwise proposed to be included therein by such selling stockholders.

         2.3 The Company shall use commercially reasonable efforts to cause such registration statement to remain effective until the earlier to occur of
(i) 90 days after the effective date of the registration statement or (ii) until all the Warrant Shares registered for sale are sold pursuant to the registration statement.

         2.4 The Company's obligations under this Section 2 shall terminate when Holder may sell or otherwise transfer all Warrant Shares without registration under the Act by virtue of Rule 144(k) under the Act (or any similar provision in force).



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         3. PIGGYBACK REGISTRATION

         3.1 If the Company at any time proposes to register any of its Common Stock under the Act for sale to the public for cash (except with respect to registration statements on Forms S-8, S-4 or other forms not available for registering the Eligible Securities for sale to the public), each such time it will give written notice to Holder of its intention so to do, unless (i) no stockholders of the Company propose to register or sell their securities in connection with such offering and (ii) the proceeds to the Company from such offering (after deduction of underwriting discounts and commissions) are reasonably expected to be less than $10,000,000. Upon the written request of Holder, given within 20 days after receipt of any such notice, to register any of its Eligible Securities (which request shall state the intended method of disposition thereof), the Company will use commercially reasonable efforts to cause the Eligible Securities as to which registration shall have been so requested to be included in the Common Stock to be covered by the registration statement proposed to be filed by the Company. The Company may exclude the Eligible Securities of Holder from registration pursuant to this Section 3 if Holder fails to provide information reasonably requested by the Company with respect to the intended method of distribution of the Eligible Securities to the public.

         3.2 (a) If any of the Eligible Securities to be registered pursuant to a registration statement filed pursuant to this Section 3 are to be sold in a firm commitment underwritten offering in which the Company proposes to sell securities for its own account, and if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the aggregate amount of securities proposed to be sold in such firm commitment underwritten offering by (i) the Company for its own account, (ii) Holder and
(iii) the stockholders of the Company with respect to securities of the Company other than the Eligible Securities, would adversely affect the success of the Company's sale of its securities in such offering, there shall be included in such firm commitment underwritten offering only the amount of such securities which in the opinion of such underwriters can be sold in the proposed underwritten offering, and the amount of such securities shall be allocated first, to the Company based on the number of shares it desires to sell in the underwritten offering for its own account; and thereafter pro rata among Holder and all other selling stockholders, if any, based on the number of shares otherwise proposed to be included therein by Holder and such other selling stockholders.

         (b) If any of the Eligible Securities to be registered pursuant to a registration statement filed pursuant to this Section 3 are to be sold in a firm commitment underwritten offering in which the Company does not propose to sell securities for its own account but in which one or more past, present or future directors, officers or employees of the Company, their immediate family members or trusts established for the benefit of any of the foregoing ("Insiders") propose to sell securities, and if the managing underwriter or underwriters advise the Insiders in writing that in its or their opinion the aggregate amount of securities proposed to be sold in such firm commitment underwritten offering by (i) the Insiders, (ii) Holder and (iii) the stockholders of the Company with respect to securities of the Company other than the Eligible Securities (the "Other Stockholders"), would adversely affect the success of such offering, there shall be included in such firm commitment underwritten offering only the



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amount of securities which in the opinion of such underwriters can be sold in the proposed underwritten offering, and the amount of such securities shall be allocated on a pro rata basis among all selling stockholders (including the Insiders and Holder), based on the number of shares otherwise proposed to be included therein by the Insiders, Holder and the Other Stockholders.

         3.3 The Company shall use commercially reasonable efforts to cause such registration statement to remain effective until the earlier to occur of
(i) 90 days after the effective date of the registration statement or (ii) until all Eligible Securities registered for sale are sold pursuant to the registration statement.

         3.4 The Company's obligations under this Section 3 shall terminate when Holder may sell or otherwise transfer all Eligible Securities without registration under the Act by virtue of Rule 144(k) under the Act (or any similar provision in force).

         3.5 Notwithstanding the foregoing provisions in this Section 3, the Company may delay the effectiveness or withdraw, prior to effectiveness, any registration statement referred to in this Section 3 without thereby incurring any liability to Holder. Upon receipt of any notice from the Company of a delay or withdrawal of a registration statement pursuant to this Section 3, the Holder shall forthwith discontinue disposition of Eligible Securities covered by such registration statement.

         4. HOLDBACK AGREEMENTS

         4.1 Except to the extent of any Eligible Securities included in a registration statement under Sections 2 or 3 hereof, Holder agrees not to effect any public sale or distribution of securities of the same class as those being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed by the Company under the Act registering its securities for sale to the public. If requested by the Company's managing underwriter, Holder will execute and deliver a lock-up agreement in customary form reasonably acceptable to such underwriter, Holder and the Company.



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         5. REGISTRATION PROCEDURES

         5.1 If and whenever the Company is required by the provisions of this Agreement to effect or cause the registration of any Eligible Securities under the Act pursuant to Sections 2 or 3 hereof, the Company will use commercially reasonable efforts to effect the registration and the sale of such Eligible Securities in accordance with the intended method of disposition thereof as promptly as reasonably practicable, and in connection with any such request, the Company shall:

         (a) furnish to Holder, and if requested, to Holder's investment adviser, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents Holder may reasonably request in order to facilitate the disposition of such Eligible Securities owned by Holder, which are included in such registration statement;

         (b) use commercially reasonable efforts to register or qualify (or obtain an exemption from such registration or qualification) such Eligible Securities under the state securities or blue sky laws of such jurisdictions as Holder reasonably requests or, in the event of a firm commitment underwritten offering, such number of jurisdictions as the managing underwriter or underwriters shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the Eligible Securities; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.1(b), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

         (c) use commercially reasonable efforts to cause the Eligible Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holder to consummate the disposition of such Eligible Securities;

         (d) notify Holder, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Company will prepare a supplement or amendment to such prospectus as soon as reasonably practicable thereafter (but in any event within 30 days) so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus will not contain an untrue



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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (e) make available to Holder (or otherwise provide in accordance with Section 11(a) of the Act) an earning statement satisfying the provisions of
Section 11(a) of the Act, no later than 45 days after the end of the first 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of such registration statement, which earning statement shall cover such 12-month period;

         (f) make available for inspection by Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Holder or any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties and other pertinent information of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all pertinent information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public. Holder shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

         (g) notwithstanding that the Company may not be or required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Commission (unless the Commission will not accept such a filing, in which case the Company shall provide such documents to Holder) and make available to Holder such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections;

         (h) use commercially reasonable efforts to cause all such Eligible Securities to be listed on the principal securities exchange on which shares of the Company's Common Stock are then traded, or such if any, provided that the applicable listing requirements are satisfied; and

         (i) otherwise comply with all applicable rules and regulations of the Commission.



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         5.2 Holder shall, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.1(d) hereof, discontinue disposition of the Eligible Securities pursuant to the registration statement covering such Eligible Securities until Holder receives copies of the supplemented or amended prospectus contemplated by Section 5.1(d) hereof, and, if so directed by the Company, Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Holder's possession, of the prospectus covering such Eligible Securities current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and excluding the date of the giving of such notice pursuant to Section 5.1(d) hereof to and including the date when Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 5.1(d) hereof.

         6. REGISTRATION EXPENSES

         6.1 Except as otherwise provided in this Agreement, the Company shall pay all expenses incurred in complying with Sections 2 and 3 hereof, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Eligible Securities), rating agency fees, printing expenses, messenger and delivery expenses, mailing expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which such securities are required to be listed, fees and disbursements of counsel for the Company and its independent certified public accountants, the reasonable fees and disbursements of one counsel of Holder (not to exceed $20,000), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses"); provided, however, that in connection with the registration or qualification of the Eligible Securities under state securities laws, nothing herein shall be deemed to require the Company to make any payments to third parties in order to obtain "lock-up," escrow or other extraordinary agreements; and provided further, that all expenses of Holder other than those expressly assumed by the Company in this Agreement shall be borne by Holder, including underwriting discounts and commissions, brokerage commissions, and non-accountable expense allowances attributable to the sale of Holder's Eligible Securities, and Holder's other out-of-pocket expenses.



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         7. OBLIGATIONS OF THE HOLDER

         7.1 Following the filing of a registration statement registering the Eligible Securities of Holder and during any period that the registration statement is effective, Holder shall:

         (a) not effect any stabilization transactions or engage in any stabilization activity in connection with any securities of the Company in contravention of Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         (b) furnish each broker or dealer through whom Holder offers Eligible Securities such number of copies of the prospectus as the broker may require and otherwise comply with prospectus delivery requirements under the Act;

         (c) report to the Company each month all sales, pledges and other dispositions of Eligible Securities made by Holder during said month;

         (d) not, and shall not permit any Affiliated Purchaser (as that term is defined in Regulation M under the Exchange Act) to, bid for or purchase for any account in which Holder has a beneficial interest, or attempt to induce any other person to purchase, any securities of the Company in contravention of Regulation M under the Exchange Act;

         (e) not offer or agree to pay, directly or indirectly, to anyone any compensation for soliciting another to purchase, or for purchasing (other than for Holder's own account), any securities of the Company on a national securities exchange in contravention of Regulation M under the Exchange Act;

         (f) cooperate in all respects with the Company as it fulfills its obligations under Sections 2 and 3 of this Agreement;

         (g) furnish such information concerning Holder and the distribution of the Eligible Securities as the Company may from time to time request;

         (h) sell Eligible Securities only in the manner described in the Registration Statement; and

         (i) not sell Eligible Securities during any period after the Company has provided notice to Holder pursuant to Section 5.1(d) above and until the Company provides to Holder notice that the registration statement no longer fails to state a material fact required to be stated therein, misstates a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made not misleading.



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         8. INDEMNIFICATION; CONTRIBUTION

         8.1 Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, Holder against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) caused by any untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to Holder furnished to the Company by Holder for use therein or caused by Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto in accordance with the requirements of the Act after the Company has furnished Holder with a copy of the same.

         8.2 Indemnification by Holder. In connection with any registration statement in which Holder is participating, Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and shall indemnify and hold harmless, to the extent permitted by law, the Company, its directors, each of its officers and each person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto, or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is caused by or contained in any information or affidavit so furnished in writing by Holder, or caused by Holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto in accordance with the requirements of the Act after the Company has furnished Holder with a copy of the same.

         8.3 Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person may claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent.



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         8.4 Contribution.

         (a) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that any contribution obligation of Holder under this Section 8.4 shall be limited to the net proceeds to Holder from the offering of its Eligible Securities. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8.3 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         (c) If indemnification is available under this Section 8, the indemnifying party shall indemnify the indemnified party to the full extent provided in Sections 8.1 and 8.2 hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8.4.

         9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         9.1 Holder may not participate in any underwritten registration hereunder unless Holder (a) agrees to sell its securities on the basis provided to all participants in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, custody agreements, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.



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         10. MISCELLANEOUS

         10.1 Information Blackout. Upon written notice from the Company to Holder that the Company has determined in good faith that sale of Eligible Securities pursuant to the registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, the Company may postpone the filing or effectiveness of any registration statement hereunder and, if such registration statement has become effective, the Company shall not be required to maintain the effectiveness of such registration statement and a Holder shall suspend sales of Eligible Securities pursuant to such registration statement, in each case, until such time as the Company notifies the Holder that such information has been disclosed to the public or that sales pursuant to such registration statement may otherwise be resumed.

         10.2 Notices. Any notice, request, consent, demand or other communication required or permitted under this Agreement shall be made in writing and shall be deemed to have been duly given if (a) mailed by first class registered or certified mail, return receipt requested, postage prepaid (and shall be deemed delivered two days after the date received for delivery by the U.S. Postal Service, whether or not accepted), (b) sent by nationally recognized next-day delivery courier, charges prepaid (and shall be deemed delivered one business day after delivery to said courier), or (c) sent by telefax, telecopier or similar transmission (and shall be deemed delivered on the date confirmation of the receipt of the transmission is given), if the appropriate telefax, telecopier or transmission number is included in the address, addressed to the parties hereto at their respective addresses as follows:

                           If to the Company:

                           Integra LifeSciences Corporation
                           105 Morgan Lane
                           Plainsboro, NJ  08536
                           Attention:  President
                           Fax:  (609) 799-3297

                           with a copy to:

                           John E. Stoddard III, Esq.
                           Drinker Biddle & Reath LLP
                           105 College Road East
                           Princeton, NJ  08542-0627
                           Fax:  (609) 799-7000

                           If to Holder:

                           GWC Health, Inc.
                           c/o Elan Corporation, plc
                           Lincoln House



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                           Lincoln Place
                           Dublin 2, Ireland
                           Attention:  General Counsel
                           Fax:  353-1-662-4949

                           with a copy to:

                           Cahill Gordon & Reindel
                           80 Pine Street
                           New York, NY 10005
                           Fax:  (212) 269-5420
                           Attention:  William M. Hartnett, Esq.

                           and

                           Athena Neurosciences, Inc.
                           800 Gateway Boulevard
                           South San Francisco, CA 94080
                           Fax:  (650) 875-3620
                           Attention:  General Counsel

         10.3 Arbitration.

         (a) All disputes arising out of or relating to this Agreement which cannot be settled by the parties shall promptly be submitted to and determined in arbitration in New York, New York by a panel of three arbitrators (unless otherwise agreed by the parties), of whom the Holder shall select one, the Company shall select one and the third shall be selected by the two previously selected, pursuant to the rules and regulations then obtaining of the American Arbitration Association; provided that nothing herein shall preclude either party from seeking, in any court of competent jurisdiction, damages, specific performance or other equitable remedies in the case of any breach or threatened breach by the other party of any provision hereof. The decision of the arbitrators shall be final and binding upon the parties and judgement upon such decision may be entered in any court of competent jurisdiction.

         (b) Discovery shall be allowed pursuant to the intendment of the United States Federal Rules of Civil Procedure and as the arbitrators determine appropriate under the circumstances.

         (c) In any such arbitration proceeding, the prevailing party shall be entitled to recover reasonable fees and disbursements of counsel in addition to any other available remedy.

         (d) Such arbitrator shall be required to apply the contractual provisions hereof in deciding any matter submitted to it and shall not have any authority, by reason of this



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Agreement or otherwise, to render a decision that is contrary to the mutual intent of the parties as set forth in this Agreement.

         10.4 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         10.5 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

         10.6 Entire Agreement; Amendments. This Agreement sets forth all the promises, covenants, agreements, conditions and understandings among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, negotiations and understandings, inducements and conditions, express or implied, oral or written, except as contained herein. Neither this Agreement nor any provisions hereof may be modified, amended, waived, discharged or terminated, in whole or in part, except by a writing signed by all of the parties hereto.

         10.7 Waiver. No waiver by any party hereto of any condition or release of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such condition or any such breach or waiver of any other condition.

         10.8 Assignment. Neither party hereto may assign this Agreement to any person without the prior written consent of the other party hereto; except that Holder may assign, subject to the provisions of Section 1.3 hereof, this Agreement to any person to which it sells or otherwise transfers ownership of any Eligible Securities or Warrants without the prior written consent of the Company, provided that such person agrees in writing to be bound by the terms of this Agreement.

         10.9 Binding Nature; Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Except as otherwise expressly permitted herein, this Agreement shall not be construed as giving any person, other than the parties hereto and their respective permitted successors or assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any of the provisions herein contained, this Agreement and all provisions and conditions hereof being intended to be, and being, for the sole and exclusive benefit of such parties, and permitted successors or assigns and for the benefit of no other person or entity.

         10.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         10.11 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York applicable to contracts made and to be performed wholly therein without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                            INTEGRA LIFESCIENCES CORPORATION

                                            By:  /s/ Stuart M. Essig
                                                --------------------

                                            GWC HEALTH, INC.

                                            By: /s/ Thomas Lynch
                                                --------------------


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